ITEM 77 Q1 Exhibits

[for Form N-SAR for Life Series Funds]

The Investment Advisory Agreement by and between the Registrant, First Investors Equity Funds, First Investors Income Funds and First Investors Tax Exempt Funds and First Investors Management Company, Inc., made as of January 19, 2011, is incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 28, 2011, Accession No. 0000898432-11-000596.

The Subadvisory Agreement by and among First Investors Management Company, Inc., Muzinich & Co., Inc., the Registrant and First Investors Income Funds, made as of January 19,2011, is incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 28, 2011, Accession No. 0000898432-11-000596.

The Subadvisory Agreement by and among First Investors Management Company, Inc., Paradigm Capital Management, Inc., the Registrant and First Investors Equity Funds, made as of January 19, 2011, is incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 28, 2011, Accession No. 0000898432-11-000596.

The Subadvisory Agreement by and among First Investors Management Company, Inc., Vontobel Asset Management, Inc., the Registrant and First Investors Equity Funds, made as of January 19, 2011, is incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 28, 2011, Accession No. 0000898432-11-000596.

The Subadvisory Agreement by and among First Investors Management Company, Inc., Smith Asset Management Group, L.P. and the Registrant, made as of January 19, 2011, is incorporated by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement onForm N-1A, filed with the Securities and Exchange Commission on April 28, 2011, Accession No. 0000898432-11-000596.